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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                          January 22, 2004 (January 22, 2004)
                Date of Report (Date of earliest event reported)

                               FILENET CORPORATION

                (Exact name of registrant as specified in its charter)

          Delaware                        000-15997                    95-3757924
 (State or other Jurisdiction      (Commission File Number)          (IRS Employer
      of Incorporation)                                          Identification Number)

    3565 Harbor Boulevard                                                 92626
    Costa Mesa, California                                             (Zip Code)
    (Address of principal
      executive offices)

                                 (714) 327-3400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

Exhibits:    Description of Document

  99.1       Press Release dated January 22, 2004.*

             * This exhibit 99.1 is being furnished pursuant to Item 12,  and is not deemed filed pursuant to Item 7.

Item 12.  Disclosure of Results of Operations and Financial Condition.

     On  January  22,  2004,  we issued a press  release,  which  sets forth the results of our operations for the quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is  incorporated  herein by reference.

                                       2

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      FILENET CORPORATION

Date:    January 22,2004            By:                      /s/ Sam M. Auriemma
                                                    Name:    Sam M. Auriemma
                                                    Title:   Senior Vice President and
                                                             Chief Financial Officer

                                       3

EXHIBIT INDEX

Exhibits:    Description of Document

  99.1       Press Release dated January 22, 2004.

                                       4

                                                                    EXHIBIT 99.1

                                                                  [FileNet Logo]

FOR IMMEDIATE RELEASE

                   FileNet Reports Fourth Quarter 2003 Results

          o    27 Percent Sequential Software Revenue Growth; 23 Percent
               Year-Over-Year Software Revenue Growth
          o    Company Exceeds Guidance for Revenue and EPS
          o    Cash and Investments Reach Record Level of $248.2 Million

COSTA MESA,  Calif.--January 22, 2004--FileNet  Corporation (Nasdaq:  FILE), the
leading  provider  of  Enterprise  Content  Management  (ECM)  solutions,  today announced  financial  results for its fourth quarter and year ended December 31,
2003.

Total revenues for the fourth  quarter of 2003 were $101.0  million  compared to total  revenues of $89.4  million for the same period in 2002 and $89.4  million for the third quarter of 2003.  Software revenues for the fourth quarter of 2003 were $44.8  million  compared  to $36.4  million for the same period in 2002 and
$35.3 million for the third quarter of 2003.  Net income was $5.6 million in the fourth  quarter of 2003,  compared  to net income of $3.8  million in the fourth quarter of 2002 and $2.5  million in the third  quarter  of 2003.  Earnings  per basic and  diluted  share  were $0.15 and  $0.14,  respectively,  for the fourth quarter of 2003,  compared to earnings per basic and diluted  share of $0.11 and
$0.10,  respectively,  for the fourth  quarter of 2002. For the third quarter of
2003, earnings per basic and diluted share were $0.07 and $0.06, respectively.

For the year ended  December  31,  2003,  total  revenues  were $364.5  million, compared to revenues of $347.0 million  reported for the year ended December 31,
2002.  Software  revenues  for 2003 were  $149.2  million,  compared to software revenues of $132.5  million  reported for 2002.  For 2003,  net income was $10.9 million,  compared to net income of $8.3 million for 2002. For fiscal year 2003, earnings  per basic and  diluted  share  were  $0.30  and  $0.29,  respectively, compared to earnings per basic and diluted share of $0.23 for fiscal year 2002.

As of December 31, 2003,  FileNet had cash and  investments  of $248.2  million, compared to $217.5  million at September 30, 2003.  The company has no long-term debt.

"Our  performance in the fourth quarter was outstanding - exceeding our guidance for revenue and earnings per share. License revenue showed strong year-over-year growth  reflecting  the  continued,  strong  adoption of FileNet's P8 Enterprise
Content and Business Process Management offerings," said Lee Roberts,  FileNet's chairman  and CEO.  "Our  success in  achieving  higher  license  revenue  drove improved operating margins and earnings per share."

Quarterly Conference Call with Management

Lee Roberts,  Chairman and Chief  Executive  Officer,  and Sam  Auriemma,  Chief
Financial  Officer,  will host a conference  call for  investors at 7:00 a.m. PT today.  The call and presentation  will be broadcast live over the Internet.  To listen to the event via the Internet,  please follow the instructions  that will be available on the investor  relations' section of FileNet's Web site. A replay of the Web cast will be available for an extended period of time.

Alternatively,  to listen to the call live, dial (800) 901-5241.  The conference call ID number for the call is 45335179.  A replay of the call will be available from approximately 9:00 a.m. PT on January 22 through midnight PT on January 29.
To listen to the replay, dial (888) 286-8010.  The conference call ID number for the replay is 36939450.

About FileNet

FileNet  Corporation helps  organizations  make better decisions by managing the content and processes that drive their business.  FileNet's  Enterprise  Content
Management  (ECM)  solutions  allow  customers to build and sustain  competitive advantage by managing  content  throughout their  organizations,  automating and streamlining  their  business  processes,  and  providing  the full  spectrum of connectivity needed to simplify their critical and everyday decision-making.

FileNet ECM solutions deliver a comprehensive set of capabilities that integrate with existing information systems to provide cost-effective solutions that solve real-world business problems.

Since the Company's founding in 1982, more than 4,000  organizations,  including
81 of the Fortune 100,  have taken  advantage of FileNet  solutions  for help in managing their mission-critical content and processes.

Headquartered  in Costa Mesa,  Calif.,  the Company  markets its  innovative ECM solutions in more than 90 countries  through its own global sales,  professional services  and  support  organizations,  as well  as via  its  ValueNet(R)Partner network of resellers, system integrators and application developers.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:  This release  contains  forward-looking  statements that are based on our current expectations, estimates and projections about our industry, management's beliefs  and  certain  assumptions  made by us.  Words  such  as  "anticipates,"
"expects,"  "intends," "plans," "believes," "seeks,"  "estimates," "may," "will"
and  variations of these words or similar  expressions  are intended to identify
forward-looking   statements.   In  addition,   any  statements  that  refer  to
expectations,  projections  or  other  characterizations  of  future  events  or
circumstances,   including  any  underlying  assumptions,   are  forward-looking
statements.  These  statements are not guarantees of future  performance and are subject to certain risks,  uncertainties  and assumptions  that are difficult to predict.  Therefore,  our actual  results could differ  materially and adversely from those  expressed in any  forward-looking  statements as a result of various factors.

Important factors that may cause such a difference for FileNet include,  but are not limited to, the volume of our sales and pricing concessions on volume sales;
our  ability  to  specify,  develop or  acquire,  complete,  introduce,  market, distribute  and gain market  acceptance for new products and  technologies  in a timely  manner;  the  mix of  products  and  services  sold by us;  the  timing, rescheduling or cancellation of significant  customer orders;  the loss of a key customer;  our  ability  to control  expenses;  announcements  of  technological innovations,  new  products  or  product  enhancements  by  the  company  or its competitors;  the emerging nature of the Enterprise  Content  Management market;
key management  changes;  changes in joint marketing and  development  programs;
developments  relating  to  patents  or other  intellectual  property  rights or disputes;  changing  relationships with customers,  distributors,  suppliers and strategic partners;  potential  contractual or employment issues; our ability to integrate acquired  businesses;  and general conditions in the worldwide economy and the software/technology  sector and other factors. Our Annual Report on Form
10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Forms 8-K and  other  Securities  and  Exchange  Commission  filings  discuss  some of the important  risk factors that may affect our business,  results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Note to editors:  FileNet and  ValueNet  are  registered  trademarks  of FileNet
Corporation.  All other company or product names  referenced in this release may be  trademarks  or  registered  trademarks  of their  respective  owners.

                                      # # #

Investor Contact:

Greg Witter, Director, Investor Relations
FileNet Corporation
Phone: 714-327-3405
Email: gwitter@filenet.com

Media Contact:

Tom Hennessey, Director, Corporate Communications
FileNet Corporation
Phone: 714-327-5050
Email: thennessey@filenet.com

                                       FILENET CORPORATION

                         CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                              (In thousands, except per share data)

                                     Quarter Ended December 31,  Twelve Months Ended Dec. 31,
                                          2003          2002            2003          2002
                                    (Unaudited)   (Unaudited)     (Unaudited)   (Unaudited)
 Revenue:
   Software                        $     44,817   $    36,380   $    149,214   $   132,508
   Service                               55,714        52,046        212,833       206,806
   Hardware                                 419         1,021          2,458         7,703
   Total revenue                        100,950        89,447        364,505       347,017

 Costs:
   Cost of software revenue               3,384         3,326         13,800        10,565
   Cost of service revenue               21,317        21,514         81,462        89,016
   Cost of hardware revenue                 787         1,148          3,669         5,995
 Total cost of revenue                   25,488        25,988         98,931       105,576

    Gross profit                         75,462        63,459        265,574       241,441

 Operating expenses:
   Sales and Marketing                   41,315        34,721        144,975       132,109
   Research and development              19,019        17,742         77,050        71,735
   In-process research and                    -             -              -           400
     development
   General and administrative             8,073         7,408         32,466        31,656
   Total operating expenses              68,407        59,871        254,491       235,900

 Operating income                         7,055         3,588         11,083         5,541

 Other income, net                          787         1,335          4,084         5,209

 Income before income taxes               7,842         4,923         15,167        10,750

 Provision for income taxes               2,196         1,138          4,247         2,478

 Net income                        $      5,646   $     3,785   $     10,920   $     8,272

 Earnings per share:
   Basic                           $       0.15   $      0.11   $       0.30   $      0.23
   Diluted                         $       0.14   $      0.10   $       0.29   $      0.23

 Weighted average shares outstanding:
   Basic                                 37,426        35,827         36,532        35,590
   Diluted                               39,944        36,426         38,089        36,709

 Note:  Certain reclassifications have been made to prior-years' balances to conform to the current year's presentation.

                               FILENET CORPORATION

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                                         December 31,        December 31,
                                                                2003                2002
                                                          (Unaudited)         (Unaudited)
 ASSETS
 Current assets:
   Cash and cash equivalents                            $    203,305       $    130,154
   Short-term investments                                     32,286             29,188
   Accounts receivable, net                                   38,096             44,839
   Inventories, net                                              528              2,568
   Prepaid expenses and other assets                          12,646             13,317
   Deferred income taxes                                       3,551                802
   Total current assets                                      290,412            220,868

 Property, net                                                26,922             34,641
 Long-term investments                                        12,672             25,864
 Goodwill                                                     26,170             16,907
 Intangible assets, net                                        7,979              3,029
 Deferred income taxes                                        23,001             21,792
 Other assets                                                  4,692              4,935

     Total assets                                       $    391,848       $    328,036

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
   Accounts payable                                     $     11,006       $      7,706
   Customer deposits/advances                                  5,217              2,962
   Accrued compensation and benefits                          27,648             20,729
   Unearned maintenance revenue                               40,691             38,945
   Other accrued liabilities                                  16,524             15,224
   Total current liabilities                                 101,086             85,566

 Other liabilities and unearned maintenance
  revenue                                                      1,614              3,565
 Total liabilities                                           102,700             89,131

 Stockholders' equity                                        289,148            238,905

     Total liabilities and stockholders' equity         $    391,848       $    328,036